Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Replimune Group, Inc. (the “Company”) for the quarter ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Philip Astley-Sparke, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 8, 2024	By:	/s/ Philip Astley-Sparke
Philip Astley-Sparke
Chief Executive Officer
(Principal Executive Officer)